UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011
WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of of incorporation)	000-50808 (Commission File Number)	20-0829917 (IRS Employer Identification Number)

One Riverway, Suite 1400 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: (713) 292-2400
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
Amended and Restated Equity Purchase Agreement
     As previously disclosed, on December 15, 2010, WCA Waste Corporation (the “Company”), WCA Waste Systems, Inc., (“WCA Systems”), WCA of Mississippi, LLC (“WCA Mississippi” and, together with the Company and WCA Systems, the “WCA Parties”), entered into an Equity Interest Purchase Agreement (the “Original Agreement”) with EWS Holdings, LLC, (“EWS Holdings”), WRH Gainesville, LLC (“WRH Gainesville”), WRH Gainesville Holdings, LLC (“WRH Gainesville Holdings”), WRH Orange City, LLC (“WRH Orange City”), EWS Central Florida Hauling, LLC (“EWS CF”), MacLand Holdings, Inc. (“MacLand Holdings”), MacLand Disposal Center, Inc. (“MacLand I”), MacLand Disposal Inc. II (“MacLand II”) and Emerald Waste Services, LLC (“EWS” and, together with WRH Gainesville, WRH Gainesville Holdings, WRH Orange City, EWS CF, MacLand I and MacLand II, the “Acquired Companies”). Pursuant to the Original Agreement, the WCA Parties were to acquire all of the outstanding equity interests of the Acquired Companies, which own and operate the MacLand I commercial and industrial municipal solid waste landfill and the MacLand II construction and demolition landfill located in Mississippi which services five counties in Mississippi and Alabama, and a transfer station and hauling operations located in central Florida which consist of 115 residential, commercial and roll-off routes servicing seven counties in the Gainesville, Orange City and Daytona Beach market areas. For further information regarding the Original Agreement refer to the Current Report on Form 8-K filed with the Securities Exchange Commission (the “Commission”) on December 20, 2010.
     On February 28, 2011, the parties to the Original Agreement entered into an Amended and Restated Equity Purchase Agreement (the “Amended Purchase Agreement”). Pursuant to the Amended Purchase Agreement, the Company agreed to acquire the outstanding equity interests of WRH Gainesville, WRH Gainesville Holdings, WRH Orange City, EWS CF and EWS (the “Florida Companies”), thereby only acquiring the transfer station and hauling operations located in central Florida. In consideration for the Florida Companies, the Company agreed to pay $33,000,000 in cash, a portion of which was used to pay all existing indebtedness of the Florida Companies, and 2,409,639 shares (the “Closing Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”). The Closing Shares represent an agreed stock consideration amount of $12.0 million based on the volume weighted average price of the Common Stock for the ten trading days ending on February 24, 2011.
     The foregoing description of the Amended Purchase Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Amended Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
Registration Rights Agreement
     In connection with the Amended Purchase Agreement, the Company entered into a Registration Rights Agreement dated February 28, 2011 (the “Registration Rights Agreement”), with EWS Holdings (and any subsequent transferees, collectively the “Stockholder”), as the party acquiring the Closing Shares pursuant to the terms of the Amended Purchase Agreement. The Registration Rights Agreement gives the Stockholder piggyback registration rights whenever the Company proposes to register any of its stock or other securities under the Securities Act of 1933, as amended. In addition, the Registration Rights Agreement requires the Company to use its best efforts to cause any registration statement registering the Closing Shares and any other shares of common stock issued in respect of such Closing Shares (the “Registrable Shares”) to become effective as soon as possible and to keep such registration statement (together with any amendments) in effect until the contemplated distribution has been completed. The Company must also use commercially reasonably efforts to maintain its eligibility to file a registration statement on Form S-3 with the Commission until the Company’s obligations to register the Registrable Shares have been terminated. The Registration Rights Agreement will terminate upon the earliest of (a) five (5) years following the date of the Registration Rights Agreement, or (b) the date on which no Stockholder holds any Registrable Shares.
     The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference into this Item 1.01.
Stockholders Agreement
     In connection with the Amended Purchase Agreement, the Company also entered into a Stockholders’ Agreement dated February 28, 2011 (the “Stockholders’ Agreement”), with the Stockholder. The Stockholders’ Agreement provides that during the period beginning on the date of the Stockholders’ Agreement and ending December 31, 2013, the aggregate number of Closing Shares that may be sold or otherwise transferred by the Stockholder shall not exceed 7.5% of the Closing Shares issued to the Stockholder in any 30-day period, shall not exceed 17.5% of the

Closing Shares issued to the Stockholder in any 90-day period, and shall not exceed 40% of the Closing Shares issued to the Stockholder in any 365-day period. The Stockholders’ Agreement further provides that on and after January 1, 2014, the aggregate number of Closing Shares that may be sold or otherwise transferred by the Stockholder shall not exceed 10% of the Closing Shares issued to the Stockholder in any 30-day period, shall not exceed 25% of the Closing Shares issued to the Stockholder in any 90-day period, and shall not exceed 50% of the Closing Shares issued to the Stockholder in any 365-day period. In addition, the Stockholder has agreed to vote its shares of the Company’s voting stock at all meetings of the Company’s stockholders and shall vote such shares in a manner recommended by the majority of the members of the Company’s Board of Directors. The Stockholders’ Agreement will terminate, as to each Stockholder, on the earlier of (i) February 28, 2016 or (ii) the 180th day after the date on which the Stockholder owns less than 20% of the Closing Shares originally issued to the Stockholder.
     The foregoing description of the Stockholders’ Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Stockholders’ Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated by reference into this Item 1.01.
Item 2.01 — Completion of Acquisition or Disposition of Assets.
     On February 28, 2011, the WCA Parties consummated the transactions contemplated by the Amended Purchase Agreement. Pursuant to the Amended Purchase Agreement, the WCA Parties acquired all of the outstanding equity interests of the Florida Companies and a transfer station and hauling operations located in central Florida which consist of 115 residential, commercial and roll-off routes servicing seven counties in the Gainesville, Orange City and Daytona Beach market areas. The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.01.
     The Amended Purchase Agreement provided for the Company to pay, as acquisition consideration, $33,000,000 in cash and 2,409,639 shares of the Company’s Common Stock.
     A copy of the press release describing the closing of the transactions is attached hereto as Exhibit 99.1.
Item 3.02 — Unregistered Sale of Equity Securities
     The information set forth in Item 2.01 hereof is incorporated by reference into this Item 3.02.
     The issuance and sale of the Closing Shares pursuant to the Agreement is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated under the Securities Act of 1933. The Company may be required to register the Common Stock issued pursuant to the Amended Purchase Agreement, with the Commission in accordance with the terms of the Registration Rights Agreement which is described in Item 1.01 above and filed as exhibit 10.2 hereto.
Item 7.01 — Regulation FD Disclosure
     On March 1, 2011, the Company issued a press release announcing that on February 28, 2011 it consummated the transactions contemplated by the Amended Purchase Agreement, pursuant to which the WCA Parties acquired all of the outstanding equity interests of the Florida Companies.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 — Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     The financial statements required by this Item with respect to the acquisition described in Item 2.01 will be filed by amendment no later than 71 days after the deadline for filing this Current Report on Form 8-K.
     (b) Pro Forma Financial Information
     The pro forma financial information required by this Item will be filed by amendment no later than 71 days after the deadline for filing this Current Report on Form 8-K.
     (d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Equity Purchase Agreement dated February 28, 2011
10.2	Registration Rights Agreement dated February 28, 2011
10.3	Stockholders Agreement dated February 28, 2011
99.1	Press Release dated March 1, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA WASTE CORPORATION
Date: March 3, 2011	/s/ Charles A. Casalinova
Charles A. Casalinova
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Equity Purchase Agreement dated February 28, 2011
10.2	Registration Rights Agreement dated February 28, 2011
10.3	Stockholders Agreement dated February 28, 2011
99.1	Press Release dated March 1, 2011